SECURITIES AND EXCHANGE COMMISSION
                      WASHINGTON, D.C. 20549


                             FORM 8-K


                          CURRENT REPORT



              PURSUANT TO SECTION 13 OR 15(D) OF THE
                  SECURITIES EXCHANGE ACT OF 1934


                          PENNFIRST BANCORP, INC.

        (Exact name of registrant specified in its charter)




PENNSYLVANIA                          0-19345                   25-1659846
(State or other jurisdiction  (Commission File Number)       (I.R.S. Employer
incorporation or organization)                         Identification Number)




600 Lawrence Avenue
Ellwood City, Pennsylvania                                            16117
(Address of principal executive offices)                         (Zip Code)










                            (412) 758-5584
       (Registrant's telephone number, including area code)

PennFirst Bancorp, Inc.
Form 8-K
Page 2

ITEM 5.   OTHER EVENTS

     The information to be reported herein is incorporated by reference from the press release, dated December 18, 1996, filed as Exhibit 1 to this Form 8-K.

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS

               (a)  Not applicable.

               (b)  Not applicable.

               (c)  Exhibits.

                    1    Press release dated December 18, 1996.

PennFirst Bancorp, Inc.
Form 8-K
Page 3

                            SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                        PENNFIRST BANCORP, INC.
                                             (Registrant)



Date: December 18, 1996                 By:/s/ Charlotte A. Zuschlag
                                        Charlotte A. Zuschlag
                                        President & Chief Executive Officer
                                        (Principal Executive Officer)